UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2025

IMMIX BIOPHARMA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41159	45-4869378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11400 West Olympic Blvd., Suite 200

Los Angeles, CA 90064

(Address of principal executive offices)

(310) 651-8041

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b)of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.0001 per share	IMMX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Other Events.

On December 7, 2025, Immix Biopharma, Inc. (the “Company”) issued a press release announcing 20-patient safety and efficacy data from NEXICART-2, the first U.S. trial of CAR-T in relapsed/refractory light chain (AL) amyloidosis, NXC-201. The press release follows the December 7, 2025 presentation of such results at the American Society of Hematology 2025 Annual Meeting (ASH 2025) held in Orlando, Florida. A copy of the press release is attached as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. In addition, the information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K.

Item 8.01 Other Events.

On December 7, 2025, the Company announced positive phase 2 NXC-201 results in an oral presentation at the American Society of Hematology’s ASH 2025 Annual Meeting, presented by Heather Landau, MD, of Memorial Sloan Kettering Cancer Center. NXC-201 demonstrated a complete response (CR) rate of 75% (at s/u IFE(-) level) (15/20) by independent review committee.

ASH Presentation Results

Prior to NXC-201 treatment, all patients were exposed to an anti-CD38 antibody and a proteasome inhibitor. Median prior lines of therapy was 4 (range: 1-10). All patients had baseline relapsed/refractory AL Amyloidosis organ involvement. After NXC-201 treatment, complete responses (CRs) were observed in 75% (15 out of 20) patients. In four out of five pending patients, minimum residual disease (MRD) negativity in bone marrow suggests a future complete response may be expected. Downstream clinical improvement, including organ responses, were observed in 70% of evaluable patients (7/10). No neurotoxicity has been observed. Grade 2 cytokine release syndrome was observed in four patients, Grade 1 cytokine release syndrome was observed in 11 patients, with a median duration of 1 day. The ASH presentation contains clinical data as of November 13, 2025.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated December 7, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

The inclusion of any website address in this Form 8-K, and any exhibit thereto, is intended to be an inactive textual reference only and not an active hyperlink. The information contained in, or that can be accessed through, such website is not part of or incorporated into this Form 8-K.

Forward-Looking Statements

This report and Exhibit 99.1 hereto contains certain forward-looking statements that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Such forward-looking statements include statements regarding, among other things, the potential benefits of our product candidate CAR-T NXC-201 and the timing and results related to clinical trials, and planned regulatory submissions. These statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements. Forward-looking statements also include, but are not limited to, our plans, objectives, expectations and intentions and other statements that contain words such as “expects”, “contemplates”, “anticipates”, “plans”, “intends”, “believes”, “estimates”, “potential”, and variations of such words or similar expressions that convey the uncertainty of future events or outcomes, or that do not relate to historical matters. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (i) the risk that the further data from the ongoing Phase 1/2 clinical trials for CAR-T NXC-201 will not be favorably consistent with the data readouts to date, (ii) the risk that the Company may not be able to continue the NEXICART-2 multi-site U.S. Phase 1/2 clinical trial; (iii) the risk that the Company may not be able to advance to registration-enabling studies for CAR-T NXC-201 or other product candidates, (iv) that success in early phases of pre-clinical and clinicals trials do not ensure later clinical trials will be successful; (v) that no drug product developed by the Company has received FDA pre-market approval or otherwise been incorporated into a commercial drug product, (vi) the risk that the Company may not be able to obtain additional working capital with which to continue the clinical trials for CAR-T NXC-201, or advance to the initiation of registration-enabling studies, for such product candidates as and when needed and (vii) those other risks disclosed in the section “Risk Factors” included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2025 and other periodic or current reports subsequently filed with the SEC. These reports are available at www.sec.gov. The Company cautions that the foregoing list of important factors is not complete. The Company cautions readers not to place undue reliance on any forward-looking statements. The Company does not undertake, and specifically disclaims, any obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur, except as required by law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immix Biopharma, Inc.

Dated: December 8, 2025	/s/ Ilya Rachman
Ilya Rachman, Ph.D., M.D.
Chief Executive Officer